UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015 (January 5, 2015)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77043 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2015, Helix Energy Solutions Group, Inc. (“Helix”), OneSubsea LLC, OneSubsea B.V., Schlumberger Technology Corporation, Schlumberger B.V. and Schlumberger Oilfield Holdings Ltd. (collectively, the “Parties”) entered into a Strategic Alliance Agreement (the “Alliance Agreement”) and related agreements for the Parties’ strategic alliance to design, develop, manufacture, promote, market and sell on a global basis integrated equipment and services for subsea well intervention systems.

Under the terms of the Alliance Agreement,

·
Helix will provide to the other Parties well intervention vessels and ROVs owned or chartered by Helix (collectively, “Helix Alliance Assets”), to the extent they are not Unavailable (as defined in the Alliance Agreement), and operating and maintenance personnel for Helix Alliance Assets and Alliance Well Access Packages (as defined below).

·
OneSubsea will provide engineering and manufacturing of new subsea well access packages to be designed, engineered, developed and owned jointly with Helix for use in subsea well intervention operations (“Alliance Well Access Packages”), and will provide to the other Parties operating and maintenance personnel, services and support for the Alliance Well Access Packages.

·	Helix and OneSubsea will provide to the other Parties Alliance Well Access Packages, to the extent the same are not Unavailable.

·
Schlumberger will provide to the other Parties well intervention services (the “Schlumberger Well Intervention Services”) consisting of coiled tubing, coiled tubing conveyed services, cased-hole wireline, mechanical wireline services, slickline and digital slickline conveyed services, and associated in-well services and operating personnel support.

Subject to certain exceptions, the Parties will exclusively use the Helix Alliance Assets, Alliance Well Access Packages and Schlumberger Well Intervention Services, and will not enter into any other similar strategic alliance, partnership or other similar business arrangement with any other party for the joint design, development, manufacturing, promotion, operation, maintenance, and/or marketing of integrated subsea well intervention systems during the term of the Alliance Agreement.

Subject to certain exceptions, the Alliance Agreement will remain in effect for a period of ten years unless further extended by the Parties.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Number           Description
-----------           ----------------

10.1	Strategic Alliance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2015

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Alisa B. Johnson
Alisa B. Johnson
Executive Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit No.      Description

10.1	Strategic Alliance Agreement.